                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement           [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                AIM EQUITY FUNDS
                             AIM FLOATING RATE FUND
                                AIM FUNDS GROUP
                               AIM GROWTH SERIES
                        AIM INVESTMENT SECURITIES FUNDS
                              AIM INVESTMENT FUNDS
                        AIM SPECIAL OPPORTUNITIES FUNDS
                                AIM SUMMIT FUND
                              AIM TAX-EXEMPT FUNDS
                          SHORT-TERM INVESTMENTS TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid

PROXY INFORMATION

Shareholders of the AIM and INVESCO Funds have been mailed proxy statements asking for approval of various proposals. The proxy statements for each AIM or INVESCO fund contains disclosure information about the proposal(s) for which votes are being solicited.

To read answers to common questions regarding proxy voting, your fund's proposal(s), and to access your fund's proxy statement, prospectus, or annual report, select your fund(s) from these drop down menus:


AIM Funds:                                        INVESCO Funds:

Select a fund  [drop-down box]                    Select a fund  [drop-down box]

--------------------------------------------------------------------------------

WAYS TO VOTE.

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET

[computer graphic]

You may vote your shares at [link] www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at [link] www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

BY TELEPHONE

[telephone graphic]

Call toll-free 1.888.221.0697. Enter the control number listed on the proxy card and follow the recorded instructions.

BY MAIL

[mailbox graphic]

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

IN PERSON

Please notify AIM Investments at 1.800.952.3502 if you wish to vote your shares at the meeting.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.347.4246 any business day between 7:30 a.m. and 5:30 p.m. CT.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc., may contact you to remind you to exercise your right to vote.

        [LINKS] Prospectuses | Help | Site Map | Terms of Use | Privacy
--------------------------------------------------------------------------------

                        A I M FUND SERVICES, INC. 8/2003

      --Copyright-- 2003 A I M Management Group Inc. All Rights Reserved.

AIM PROXY INFORMATION BY FUND

To access your AIM fund's proxy information, select the fund name from the drop down, or scroll down to the page. Access the INVESCO Funds' proxy information.

[AIM Aggressive Growth Fund][drop-down box]
--------------------------------------------------------------------------------

AIM AGGRESSIVE GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)



                                                                   Return to top
--------------------------------------------------------------------------------


AIM ASIA PACIFIC GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM BALANCED FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM BASIC BALANCED FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM BLUE CHIP FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM CAPITAL DEVELOPMENT FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM CHARTER FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM CONSTELLATION FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM DENT DEMOGRAPHIC TRENDS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM DEVELOPING MARKETS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM DIVERSIFIED DIVIDEND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM EMERGING GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM EUROPEAN GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM EUROPEAN SMALL COMPANY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM FLOATING RATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL AGGRESSIVE GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL ENERGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL FINANCIAL SERVICES FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM GLOBAL GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL HEALTH CARE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL SCIENCE AND TECHNOLOGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL TRENDS FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL UTILITIES FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM GLOBAL VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM HIGH INCOME MUNICIPAL FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM HIGH YIELD FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM INCOME FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.

ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM INTERMEDIATE GOVERNMENT FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM INTERNATIONAL CORE EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM INTERNATIONAL EMERGING GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM INTERNATIONAL GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM LARGE CAP BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM LARGE CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM LIBRA FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM LIMITED MATURITY TREASURY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM MID CAP BASIC VALUE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM MID CAP CORE EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM MID CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM MONEY MARKET FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM MUNICIPAL BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM NEW TECHNOLOGY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM OPPORTUNITIES I FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM OPPORTUNITIES II FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM OPPORTUNITIES III FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM PREMIER EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM PREMIER EQUITY II FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM REAL ESTATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM SELECT EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM SHORT TERM BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM SMALL CAP EQUITY FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM SMALL CAP GROWTH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM TAX-EXEMPT CASH FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

o        Prospectus (PDF)

o        Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------

AIM TAX-FREE INTERMEDIATE FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM TOTAL RETURN BOND FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top
--------------------------------------------------------------------------------


AIM WEINGARTEN FUND

     1.   Please read the proxy statement in full. (PDF)

     2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at [Link] www.proxyweb.com.


ADDITIONAL FUND MATERIALS:

     o    Prospectus (PDF)

     o    Annual Report (PDF)

     o    Semiannual Report (PDF)


                                                                   Return to top

        [Links] Prospectuses | Help | Site Map | Terms of Use | Privacy
--------------------------------------------------------------------------------

                        A I M FUND SERVICES, INC. 8/2003

           (C) 2003 A I M Management Group Inc. All Rights Reserved.

                           GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.aiminvestments.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     - You may call in your vote at 1-888-221-0697 for the 24-hour automated system. You will need the control number from your proxy card. You may call 1-800-880-9347 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

     - If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the October 21, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m., Central Time on October 21, 2003.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING?

     - To elect 16 trustees to the Board of Trustees, each of whom will serve until his or her successor is elected and qualified.

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to vote on the election of 16 trustees to the Board of Trustees.

WHY IS THIS ELECTION BEING PROPOSED?

The fund's trust and AIM believe that the election of trustees to the Board of Trustees will benefit shareholders of your Fund because:

     - The shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by A I M Advisors, Inc., INVESCO Funds Group, Inc. and their affiliates.

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED ELECTION OF TRUSTEES?

Further details can be found in the section of the proxy statement titled "ELECTION OF TRUSTEES."

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

--------------------------------------------------------------------------------
For more complete information about any AIM or INVESCO funds, including sales charges and expenses, obtain the prospectus. Please read the prospectus(es) carefully before you invest or send money.

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Short Term Bond Fund
AIM Total Return Bond Fund
AIM Floating Rate Fund
AIM Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Small Cap Growth Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM High Income Municipal Fund
AIM Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund
AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Developing Markets Fund
AIM Global Health Care Fund
AIM Libra Fund
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Treasury Portfolio